Exhibit 99.(a)(4)

Creation and Designation of

Additional Series of Shares of Beneficial Interest of

American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated March 4, 2015 (“Trust Instrument”), the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on June 3, 2015.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.	The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares. Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board. The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated March 4, 2015.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 10th day of November, 2015.

/s/ Gilbert G. Alvarado

Gilbert G. Alvarado

/s/ Joseph B. Armes

Joseph B. Armes

/s/ Gerard J. Arpey

Gerard J. Arpey

/s/ W. Humphrey Bogart

W. Humphrey Bogart

/s/ Brenda A. Cline

Brenda A. Cline

/s/ Eugene J. Duffy

Eugene J. Duffy

/s/ Thomas M. Dunning

Thomas M. Dunning

/s/ Alan D. Feld

Alan D. Feld

/s/ Richard A. Massman

Richard A. Massman

/s/ Barbara J. McKenna

Barbara J. McKenna

R. Gerald Turner

R. Gerald Turner

2

Creation and Designation of

Additional Series of Shares of Beneficial Interest of

American Beacon Funds

Pursuant to Article III, Section 1 of the Amended and Restated Declaration of Trust of the American Beacon Funds (the “Trust”) dated March 4, 2015 (“Trust Instrument”), the American Beacon Sound Point Floating Rate Income Fund (the “Fund”), a new series of the Trust, was created by resolution of the Trust’s Board of Trustees (“Board”) on June 3, 2015.

The Fund and the Fund’s shares of beneficial interest (“Shares”) are designated as follows:

1.	The initial classes of Shares of the Fund are designated as Institutional Class Shares, Investor Class Shares, Y Class Shares, A Class Shares and C Class Shares. Each class of Shares has the same rights and obligations, except as provided in the Trust Instrument, the Fund’s Registration Statement on Form N-1A (“Registration Statement”) or by resolution adopted by the Board. The Fund’s Shares shall be offered for sale and redeemed on the terms set forth in the Trust’s Registration Statement.

2.	All rights and preferences of the Fund and the Shares are as set forth in the Trust Instrument and the Amended and Restated Bylaws of the Trust dated March 4, 2015.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 10th day of November, 2015.

/s/ Gilbert G. Alvarado

Gilbert G. Alvarado

/s/ Joseph B. Armes

Joseph B. Armes

/s/ Gerard J. Arpey

Gerard J. Arpey

/s/ W. Humphrey Bogart

W. Humphrey Bogart

/s/ Brenda A. Cline

Brenda A. Cline

/s/ Eugene J. Duffy

Eugene J. Duffy

/s/ Thomas M. Dunning

Thomas M. Dunning

/s/ Alan D. Feld

Alan D. Feld

/s/ Richard A. Massman

Richard A. Massman

/s/ Barbara J. McKenna

Barbara J. McKenna

/s/ R. Gerald Turner

R. Gerald Turner

2